SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

              FILED BY THE REGISTRANT [X]

              FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

              CHECK THE APPROPRIATE BOX:

              [ ]  PRELIMINARY PROXY STATEMENT

              [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                           RULE 14A, 6(E)(2))

              [X]  DEFINITIVE PROXY STATEMENT

              [ ]  DEFINITIVE ADDITIONAL MATERIALS

              [ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                               CELEXX CORPORATION

------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:
     (4)  Date Filed:

                               CELEXX CORPORATION
                          7251 WEST PALMETTO PARK ROAD
                                    SUITE 208
                            BOCA RATON, FLORIDA 33433

                                  JUNE 21,2000

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

         NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of CeleXx Corporation (the "Corporation", shall be held on JULY 8TH, 2000 at 10:00 a.m. Eastern time, at the Radisson Resort Coral Springs, 11775 Heron Bay Boulevard, Coral Springs, FL 33076.

         The shareholders will deliberate and take action on the following matters:

    1. TO ELECT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE NOMINEES ARE: DOUGLAS FORDE, VINCENT CAMINITI, LIONEL FORDE, MOTY HERMON, WILLIAM LERNER, DAVID BURKE, SR., AND DAVID C. LANGLE.

    2. TO RATIFY THE APPOINTMENT OF FELDMAN SHERB HOROWITZ & CO., P.C., AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEARS ENDING JUNE 30, 2000 (SHORT YEAR) AND JUNE 30,2001.

    3. TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 100,000,000 AND BLANK CHECK PREFERRED STOCK FROM 10,000,000 TO 20,000,000 SHARES.

    4. TO APPROVE A PROPOSAL TO AMEND OUR 1999 STOCK PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN BY 4,500,000.

    5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

         The board of directors has fixed the close of business on June 26,2000 as the shareholder of record date. Only those SHAREHOLDERS, WHICH WERE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 26TH, 2000, will be entitled to vote in person or by proxy at the meeting or any adjournment thereof.

         All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the meeting and sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all of your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   of CeleXx Corporation

                                   /s/ Douglas H. Forde
                                   ---------------------
                                   Douglas H. Forde
                                   President, Chief Executive Officer

Dated: June 21, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                               CELEXX CORPORATION
                   7251 WEST PALMETTO PARK ROAD, SUITE 208BOCA
                              RATON, FLORIDA 33434
                                JUNE 21ST, 2000
 Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of CeleXx Corporation (the "Company" or "CLXX") which will be held on July 8th, 2000 at 10:00 a.m.Eastern Standard Time, at the Radisson Resort Coral Springs, 11775 Heron Bay Boulevard, Coral Springs, FL 33076.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect seven (7) directors of the Company; (ii) to ratify the appointment of Feldman Sherb Horowitz & Co., P.C., as independent accountants of the Company for the fiscal years ending June 30, 2000(short year) and June 30, 2001; (iii) to amend the articles of incorporation of the Company to increase the authorized shares of common stock from 20,000,000 to 100,000,000 and increase shares of blank check preferred stock from 10,000,000 to 20,000,000; and (iv) approve a proposal to amend our 1999 Stock Plan to increase the number of shares issuable under the Plan by 4,500,000 shares.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

         After reading the Proxy Statement, please mark, date, sign, and return the enclosed proxy card in the accompanying reply envelope as promptly as possible but no later than July 7th, 2000. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 1999 10-KSB and March 31, 2000 10-QSB Financial Reports has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                         Sincerely yours,

                                         /s/  Douglas H. Forde
                                              Douglas H. Forde
                                              President, Chief Executive Officer

Boca Raton, Florida
June 21, 2000

--------------------------------------------------------------------------------
                                   IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                               CELEXX CORPORATION
                           TO BE HELD JULY 8TH, 2000

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CeleXx Corporation, a Florida Corporation (the
"Company" or "CLXX"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 8th, 2000, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on June 26, 2000 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 10:00 a.m., Eastern Standard Time, at the Radisson Resort Coral Springs, 11775 Heron Bay Boulevard, Coral Springs, FL 33076.

         It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about June 29th, 2000.

                                  VOTING RIGHTS

         The close of business on June 26th, 2000 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 15,594,696 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 268 stockholders. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. The seven candidates receiving the highest number of votes will be elected. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

         If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR all of the Proposals and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. An affirmative vote of a plurality of the shares present or represented at the meeting and entitled to vote is required for the election of directors.

         An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the ratification of appointment of Feldman Sherb Horowitz, P.C. as independent accountants of the Company.

         An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the approval to amend the articles of incorporation of the Company to increase the authorized shares of common stock from 20,000,000 to 100,000,000 and increase shares of blank check preferred stock from 10,000,000 to 20,000,000.

         An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the ratification of amending our 1999 Stock Plan to increase the number of shares issuable under the Plan by 4,500,000 shares.

         An automated system administered by the Company's transfer agent tabulates stockholder votes. Abstentions and broker non-votes each are included in determining the presence or absence of a quorum, and each is tabulated separately. Abstentions are counted as negative votes, whereas broker non-votes are not counted for purposes of determining whether the Proposals presented to stockholders have been approved.

                             REVOCABILITY OF PROXIES

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                             SOLICITATION OF PROXIES

         The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

THE COMPANY'S FORM 10-KSB FINANCIAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE FORM 10-QSB QUARTERLY REPORT FOR THE THREE MONTHS ENDED MARCH 31, 2000, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------
         At the Annual Meeting, seven (7) directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the seven nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld.

         There are seven nominees, five (5) of whom are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. Each person nominated for election as Director will serve staggered terms ranging from two (2) to three (3) years. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than seven nominees.

                                    NOMINEES

         Set forth below is information regarding the nominees to the Board of Directors.

NAME/DIRECTOR           POSITION WITH
FIRST ELECTED (YRS)     THE COMPANY______                       AGE         TERM
-------------------     -----------------                       ---         ----
Douglas H. Forde        President, Chief Executive               57            3
August of 1999          Officer, and Chairman of the Board

David C. Langle         Vice President , Chief Financial         50            3
June of 2000            Officer and Director

Vincent Caminiti        Director and COO                         47            3
January of 1999

Lionel Forde            Director, Vice President                 55            3
February of 1999

David Burke,Sr.         Director and CEO of
April of 2000           Computer Marketplace, Inc.               56            3

Moty Hermon             Director                                 57            2
June of 2000

William Lerner          Director                                 62            2
February of 1999

            BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS


DOUGLAS H. FORDE

Mr. Forde has been Chairman of the Board of Directors, President and Chief Executive Officer since August 1999. From June 1998 until August 1999, he was director of Mergers and Acquisitions for the Company. From November 1996 until June 1998, Mr. Forde was Vice President, Strategic Planning for Computer Access International, Inc. Prior to November 1996, Mr. Forde had been a business consultant to numerous companies, ranging from the Fortune 500 to smaller entrepreneurial businesses. He is a graduate of the University of the Virgin Islands, the University of Illinois, and the Bernard M. Baruch College of the City University of New York and holds degrees in accounting, finance, and taxation.


DAVID C. LANGLE

Mr. Langle is currently the Company's Vice President of Finance and Chief Financial Officer. Mr. Langle joined the Company in March, 2000. Prior to this he was Vice President and CFO of Terra Telecommunications Corp. since September 1997. Mr. Langle has also served in various senior management capabilities as Vice President, Chief Financial Officer and Director for three Florida based NASDAQ and OTC companies. From 1982 to 1991 Mr. Langle was employed by the Miami office of Spicer & Oppenheim, CPA's, an international accounting and consulting firm where he concluded his tenure as an Audit Partner. He is a CPA and has a Bachelor of Science Degree from the University of Illinois in Chicago. Mr. Langle will replace Mr. Lionel Forde, whom recently offered his voluntary resignation.


LIONEL FORDE

Mr. Forde is Vice President, former Chief Financial Officer and a Member of the Board of Directors since February 1999. From November 1997 until February 1999 he was President of the international group at Computer Access International, Inc., responsible for developing markets in the Caribbean and Latin America. Prior to that, Mr. Forde was a senior manager in the Color Paper Products
Division at Eastman Kodak Company. He holds an MBA (Honors) degree from Long Island University and a BS degree in Business Administration from Eastern Illinois University.


VINCENT A. CAMINITI

Mr. Caminiti is Chief Operating Officer and a member of the Board of Directors since January 1999. Since June of 1998 Mr. Caminiti has devoted full time to the business development of our business. Beginning in 1994 through 1998 Mr.Caminiti was Managing Director of Rendo International, LTD. with offices in Denver, Los Angeles, Hong Kong & London, was active in business consulting for clients in the Communications and Information Technology fields. The business included identifying strategic business alliances and developing new market strategies for clients, such as CBS Television to distribute programming in the Asian markets.

DAVID BURKE SR.

Mr. Burke was recently appointed as a member of the Board of Directors of the Company and CEO of Computer Marketplace, Inc. (CMI), a company he founded in 1983. Prior to CMI, Mr. Burke had fifteen years in a career that spanned several management positions including technical supervisor, manufacturing engineering manager, production manager, and international sales manager with the Metrigraphics Division of Dynamics Research Corporation, a multinational manufacturer and distributor of electro-optical products. Mr. Burke received his technical and business education at Worchester Polytechnic, Lowell Technological Institute and Boston University. He also received specialized training in information systems from Novell, Microsoft, IBM, HP, Compaq and other "Tier One" microcomputer and software producers. He is a Member of the American Production & Inventory Control Society. He co-authored "Metriform Fabrication, Electronic Packaging and Production," May 1981, Chaners Publishing.

MOTY HERMON

Mr. Hermon has been a Member of Board of Directors since February 1999. Mr. Hermon has been an international investment banker and business consultant for the past five years. From December 1979 to December 1986, he served as General Manager of Elron, Inc., a New York Stock Exchange listed company. Elron is the largest group of high tech companies in Israel with revenues of approximately $1.5 billion. From December 1992 to November 1994, Mr. Hermon was the exclusive representative and partner of Prudential Securities in Israel. He was also the exclusive representative and partner of TA Associates from January 1986 to July 1988. TA Associates is a Boston based venture capital firm with over $1.5 billion under management. Mr. Hermon holds a BA in Economics and Political Science from Tel-Aviv University.

WILLIAM LERNER

Mr. Lerner has been a member of the Board of Directors since February 1999. Since 1994, Mr. Lerner has been in the private practice of corporate and securities law with offices in Pennsylvania and Florida. Mr. Lerner is also Counsel to the law firms of Sweeney & Associates (Pittsburgh) an Snow Becker Krauss, PC (New York). He is a director of Seitel, Inc. (a NYSE listed oil and gas producing company), Helm Resources, Inc. (an Amex listed company that provides mezzanine financing to middle market companies), and Micros-to-Mainframes, Inc. (a NASDAQ listed company and producer of high-technology communications and computer services to Fortune 500 companies). Mr. Lerner is a graduate of Cornell University (1955) and of the New York University School of Law (1960). He is a member of the bars of New York and Pennsylvania. He has served with the U.S. Securities and Exchange Commission, the American Stock Exchange and as General Counsel to Hornblower, Weeks, Hemphill & Noyes, a New York Stock Exchange brokerage/investment firm.


                          BOARD MEETINGS AND COMMITTEES

         The Board held three [3] meetings during the year ended December 31, 1999. In addition, from time to time during such year, the members of the Board acted by unanimous written consent. Each member of the Board of Directors, who served during all of fiscal 1999, attended or participated in more than seventy-five (75%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. There are no family relationships among executive officers or directors of the Company, except for Lionel Forde who is the brother of Douglas Forde. The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors performs the typical functions of such committees. There is no nominating committee or any other board committees.

         The Audit Committee of the Board of Directors held one (1) meeting during fiscal 1999. The Audit Committee, which is comprised of Lionel Forde, Moty Herman, and William Lerner, recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee of the Board of Directors held one (1) meeting during fiscal 1999 and approved grants of options by written consent on a monthly basis. The Compensation Committee, which is currently comprised of Doug Forde, Moty Herman and William Lerner, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

                              DIRECTOR COMPENSATION

         The Company does compensate directors and executive officers of the Company for service on the Board of Directors. Directors and executive officers are reimbursed for their expenses incurred in attending meeting of the Board of Directors. In addition, effective June 2000, each independent director shall receive a warrant to purchase 250,000 shares of the Company's common stock with vesting rights over the term of the Director's seat.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 2:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

-----------------------------------------------------------------------------

     The Company is asking the stockholders to ratify the selection of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal years ending June 30,2000(short year) and 2001. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Feldman Sherb Horowitz & Co., P.C.

     In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

     Feldman Sherb Horowitz & Co., P.C. has audited the Company's financial statements for the year ended December 31, 1999. Its representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF FELDMAN SHERB HOROWITZ & CO., P.C., TO SERVE AS THE 2000(SHORT YEAR) AND 2001.




-----------------------------------------------------------------------------
                                 PROPOSAL NO. 3:

    AUTHORITY    TO AMEND THE ARTICLES OF  INCORPORATION  TO INCREASE THE NUMBER
                 OF  AUTHORIZED  SHARES  OF  COMMON  STOCK  FROM  20,000,000  TO
                 100,000,000  AND INCREASE SHARES OF BLANK CHECK PREFERRED STOCK
                 FROM 10,000,000 TO 20,000,000 SHARES.

-----------------------------------------------------------------------------
The Company is asking the stockholders to approve of changes to the Company's articles of incorporation as required by the Nevada General Corporation Law. A copy of the proposed Amended Articles of Incorporation are attached hereto as Exhibit "A". The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to approve such changes.

         The Board of Directors of the Company proposes to amend Article Three of the Company's Articles of Incorporation to increase the number of Authorized Shares of Common Stock from 20,000,000 to 100,000,000 and increase shares of blank check preferred stock from 10,000,000 to 20,000,000 shares.

REASONS FOR THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK.

         The Company has no present agreement to issue any additional shares of common stock. However this amendment is being sought because the Board of Directors believes that increasing the authorized common stock to 100,000,000 shares would make available those shares for capital raising and other acquisitions as well as incentive options. Such stock issuances could be for cash, securities or other property, allowing the Company to take advantage of favorable market conditions, attract or retain personnel or business opportunities including acquisitions.

         The increase in authorized shares of common stock is also being sought to comply with the Board of Directors resolution of May 25, 2000 to grant the Company's Chief Executive Officer and President, Mr. Douglas H. Forde, 7,000,000 shares of restricted common stock as compensation for past services, for which Mr. Forde received minimal compensation and, extension of a new five (5) employment agreement.

         There can be no assurances, nor can the Board of Directors of the Company predict what effect, if any, the proposed increase in authorized common stock will have on the market price of the Company's common stock. This amendment is being sought solely to enhance the Company's corporate finance flexibility.

REASONS FOR THE PROPOSED INCREASE IN "BLANK CHECK" PREFERRED STOCK.

         The Board of Directors proposes to amend the Company's Articles of Incorporation to establish what is commonly known as "blank check" preferred stock, with a limitation of 10,000,000 authorized shares. Currently, there are 350 shares of the Company's designated Series A Convertible Preferred Stock with a stated value of $10,000 per share issued and outstanding in connection with a financing agreement with Birch Circle LLC, a private investment banking firm. The Company raised an aggregate of $3,500,000 in proceeds through the placement of its Series A Convertible Preferred Stock.

         This amendment is being sought because the Board of Directors believe that it is advisable and in the best interests of the Company to have available additional shares of preferred stock to provide the Company with greater flexibility in financing the continued operations of the Company and undertaking acquisitions. The Company believes that the additional blank check preferred stock will provide the Company with a capital structure better suited to meet the Company's short and long term capital needs. The additional shares of blank check preferred stock permits the Company to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining shareholder approval. This allows the Company to more effectively negotiate with, and satisfy the precise financial criteria of any investor in a timely manner.

         Management of the Company is not aware of any present efforts of any persons to accumulate preferred stock or obtain control of the Company, and the proposed increase in authorized shares of preferred stock is not intended to be an anti-takeover device. The Proposed Amendment is being sought to augment liquidity and to enhance corporate flexibility generally.

NO DISSENTER'S RIGHTS.

         Under Nevada law, shareholders are not entitled to dissenter's rights of appraisal with respect to the Proposed Amendment to increase the authorized Capital Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 100,000,000 AND SHARES OF BLANK CHECK PREFERRED STOCK FROM 10,000,000 TO 20,000,000 SHARES.

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 4:

   APPROVAL OF THE AMENDMENT OF THE CELEXX CORPORATION 1999 STOCK OPTION PLAN

--------------------------------------------------------------------------------

         Our 1999 Stock Plan was adopted by our Board of Directors on March 1,1999.The 1999 Stock Plan provides selected employees, directors, independent contractors and advisers an opportunity to acquire a proprietary interest in the success of Celexx Corporation or to increase their interest. The 1999 Stock Plan is administered by the Compensation Committee of the Board of Directors. Under the terms of the original 1999 Stock Plan, 1,000,000 shares had been authorized for issuance. On June 15,2000, our Board of Directors amended the plan (as amended the "1999 Stock Plan") to reserve an additional 3,500,000 shares for issuance, subject to the approval of our stockholders. Subsequently, on June 16, 2000, our Compensation Committee augmented this amount to reserve an additional 3,500,000 shares for issuance under the 1999 Stock Plan (for a total of 4,500,000), subject to the approval of our stockholders at the Annual Meeting. The 1999 Stock Plan provides for the grant of incentive stock options and nonqualified stock options. However, eligibility for the grant of incentive stock options is limited to common law employees. Options need not have identical terms with respect to each optionee. Options shall have such terms and be exercisable in such manner and at such times as the Compensation Committee may determine. Each option must expire within 10 years from the grant date. In no event will the exercise price for incentive stock options be less than 100% of the fair market value of the stock on the date of grant. The exercise price of incentive stock options granted an employee who owns 10% or more of the total combined voting power of all classes of outstanding stock of Celexx or any subsidiary of Celexx must equal at least 110% of the fair market value of the common stock on the date of grant and the term of such an incentive stock option may not be greater than five years. The 1999 stock plan defines "fair market value" as:

         . the mean between the high and low sales price of a share on the principal exchange or over-the-counter market on which the shares are trading,

         . if the shares are not traded on an exchange but are traded on the Nasdaq National Market or a successor quotation system, the closing price, or
         . if the shares are not traded on an exchange or the Nasdaq National Market or a successor quotation system, the fair market value of a share, as determined by a recognized appraiser as selected by the Compensation Committee in good faith.

         Upon exercise of an option, payment of the exercise price shall be made in lawful money of the United States. If an option agreement so provides, payment may be made by delivery of shares owned by the optionee or his representative for at least 12 months or via an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to Celexx. Each option shall be transferable only by will or the law of descent and distribution and shall only be exercisable by the optionee during his or her lifetime. The terms of each award or sale of shares are determined by the Compensation Committee. Such awards or sales may be subject to forfeiture, rights of repurchase, rights of first refusal or other transfer restrictions, and may not be transferred. The purchase price of any share may be paid in lawful money of the United States or services previously rendered.

         The 1999 Stock Plan shall remain in effect until 2007 or, if earlier, until terminated by the Board of Directors. Any amendment of the 1999 Stock Plan shall be subject to the approval of the stockholders of Celexx only to the extent required by applicable laws, regulations or rules. Rights and obligations under any option may not be materially altered or impaired without the optionee's consent.

         Purpose - The purpose of our 1999 Stock Plan is to promote our interests and the interests of our stockholders by encouraging key individuals to acquire stock or to increase their proprietary interest in the Company. By providing the opportunity to acquire stock or receive other incentives, the Company seeks to attract and retain those key employees upon whose judgment, initiative and leadership the success of the Company largely depends. Our Board of Directors believes that the 1999 Stock Plan constitutes an important means of compensating key employees.

         Outstanding Grants - As of June 15, 2000, options to purchase an aggregate of 363,275 shares of Celexx stock had been issued under the 1999 Stock Plan. Of all options granted, none had been exercised. As of June 15, 2000, there were 636,725 shares of Celexx common stock available for future awards under the 1999 Stock Plan. Absent our stockholder's approval of an increase to the number of shares reserved for issuance under the 1999 Stock Plan, the grants in excess of the number of shares originally reserved under the plan will be nullified. If this proposal is adopted, the number of additional shares available for future grants will be 4,136,725 of the 4,500,000 share increase we are asking you to approve. As of June 15, approximately 75 employees and 7 directors were eligible to participate in the 1999 Stock Plan. No consultants or advisors were eligible to participate as of that date. The 1999 Stock Plan is ADMINISTERED BY THE COMPENSATION COMMITTEE (THE "COMPENSATION COMMITTEE"), composed of directors who are non-employee directors under RULE 16B-3 OF THE EXCHANGE ACT ("RULE 16B-3"). In the case of grants to persons who are not also insiders for purposes of Section 16 of the Exchange Act, the 1999 Stock Plan may be administered by officers who are not directors. Our Board may fill vacancies from time to time to remove or add members. The Compensation Committee selects those employees of Celexx or its subsidiares who will be eligible to receive awards under the 1999 Stock Plan. The 1999 Stock Plan provides that the Compensation Committee may grant to eligible individuals nonqualified stock options or incentive stock options. Each grant will be memorialized in a separate agreement with the person receiving the grant. This agreement will indicate the type and terms of the award. The affirmative vote of a majority of the shares present or represented at the Annual Meeting will be required to approve the proposal.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth,as of March 31, 2000(except where indicated by asterisk), information regarding the beneficial ownership of our common stock by each person we know to own five percent or more of the outstanding shares, by each of the directors and officers, and by the directors and officers as a group. As of March 31, 2000,there were outstanding 12,412,813 shares of our common stock.

o Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

o Unless otherwise indicated, all addresses are at our office at 7251 West Palmetto Park Rd., Suite 208, Boca Raton, Florida 33433.

      Name and Address of                     Amount of               Percent of
      Beneficial Owner                   Beneficial Ownership            Class
      ----------------                   --------------------            -----
      Douglas H. Forde (1)                   7,463,375*                    35.9%
         Lionel Forde                        1,075,000                      5.2
         Vincent Caminiti                      250,000                      1.2
         David Langle                          650,000                      3.1
         John Straatsma                        250,000                      1.2
         Moty Hermon                           500,000                      2.4
         William Lerner                           -                          -
         DAVID BURKE, SR. (2)                1,400,000*                     6.7



         All Executive Officers and
         Directors as a group (10 persons)  11,588,375++                 55.7%**
-----------------------------------------------------------------------------
(1) Douglas H. Forde and David C. Langle were granted 7,000,000 and 650,000 shares of restricted company common stock, respectively, by the Board of Directors on May 25, 2000, pursuant to five year employment agreements.

(2)      Pursuant to the April 11, 2000 acquisition of Computer Marketplace,Inc.
** Based on total shares outstanding as of March 31, 2000 including the shares issued subsequently to Mr. Forde, Mr. Langle and Mr. Burke as described in items (1) and (2).


           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1999 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1999 fiscal year, the Company believes that all executive officers and Board members complied with all their reporting requirements under Section 16(a) for such fiscal year.

                           FORM 10-KSB AND FORM 10-QSB

THE COMPANY FILED AN ANNUAL AND QUARTERLY REPORT ON FORM 10-KSB AND FORM 10-QSB WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT APRIL 24,2000 AND MAY 22, 2000, RESPECTIVELY. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO CELEXX CORPORATION., ATTN: CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 7251 WEST PALMETTO PARK ROAD, SUITE 208, BOCA RATON, FLORIDA 33433.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table provides certain summary information concerning the compensation earned, by the Company's Chief Executive Officer and its other key employees for services rendered in all capacities to the Company and its subsidiaries for each of the last two fiscal years. Such individuals will be hereafter referred to as the Named Executive Officers. No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1999 fiscal year has resigned or terminated employment during that fiscal year.

SUMMARY COMPENSATION TABLE

                  ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                                    AWARDS

                                                                                     Securities                     All
Name and                                            Other           Restricted       Underlying                     Other
Principal                                           Annual          Stock            Option         LTIP            Comp-
Position          Year     Salary     Bonus         Compensation    Awards           SARS           Payouts         ensation

(a)               (b)      (c)        (d)            (e)               (f)             (g)            (h)              (i)

Doug Forde,      1999    $34,900      -0-            -0-               -0-             -0-            -0-              -0-
Chairman/CEO     1998    $60,000      -0-            -0-               -0-             -0-            -0-              -0-


         STOCK OPTIONS
         Option/SAR Grants in last Fiscal Year:
                                            Potential Realizable Value
                                            At Assumed Annual              Alternative
                                            Rates of Stock Price          To (f) and (g)
         Individual Grants  Appreciation for Option Term                 Grant Date Value
         -----------------------------------------------------------------------------------

                                                                           Grant Date
                                      5% ($)       10% ($)                Present Value $
                                     (f)           (g)                        (h)
--------------------------------------------------------------------------------------------
Doug Forde        -0-                                N/A               N/A              N/A
--------------------------------------------------------------------------------------------


         OPTIONS EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the exercise of options to purchase shares of common stock during the fiscal year ended December 31, 1999, of each person named in the summary compensation table and the unexercised options held as of the end of the 1999 fiscal year.

        Aggregated Option/SAR Exercises in last Fiscal Year and Fiscal Year End:

                                OPTION/SAR VALUES


-----------------------------------------------------------------------------

                                                              Number of                 Value Of
                                                              Securities                Unexercised
                                                              Underlying                In-The-Money
                                                              Unexercised               Options/SARs
                                                              Options/SARs              At Fiscal
                  Shares                                      At Fiscal Year-End        Year-End
                  Acquired On       Value                     Exercisable/              Exercisable/
Name              Exercise          Realized                  Unexercisable             Unexercisable
-----------------------------------------------------------------------------

Doug Forde        N/A                       N/A               N/A                                N/A
-----------------------------------------------------------------------------


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1999 Stock Option Plan under which grants may be made to executive officers and other key employees. The Compensation Committee is comprised of three members of the Board of Directors.

                           GENERAL COMPENSATION POLICY

         The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's
achievement   of   financial   and   individual    performance    targets,   and
(iii)stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

                      LONG-TERM INCENTIVE AND PENSION PLANS

     The Company does not have any long-term incentive or defined benefit pension plans.

                                      OTHER

     No Director or Executive Officer is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

                        AND CHANGE-IN-CONTROL AGREEMENTS

     The Company currently has an employment agreement (amended in June 2000) with Mr. Doug H. Forde pursuant to which he will continue to serve as the Company's President and Chief Executive Officer. It is anticipated that as compensation for his services, the Company will pay Mr. Forde a base salary of $175,000 per annum, which shall be subject to annual increases. The agreement will continue for five (5) years and will expire in the year 2005. On June 2000 the Company also entered into a five year employment agreement with Mr. David C. Langle to serve as the Company's Chief Financial Officer and Vice President of Finance, at a base salary of $125,000 per annum. Other than the aforementioned agreements, the Company has not entered into any other employment agreement with any of its officers, directors.

              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to the Company's executive officers for the 2000 fiscal year will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                              CERTAIN TRANSACTIONS

         Prior to the Merger of CobraTec, Inc. and Spectrum Ventures, Inc. ("Spectrum"), on February 18, 1999, Spectrum raised $11,000 from sales made pursuant to a Regulation D - Rule 504 Offering Memorandum dated February 27, 1997. There were 101 purchasers, including friends, relatives or acquaintances of Spectrum's Officers, Directors and Affiliates. The aggregate number of shares of common stock issued was 45,833. Spectrum Ventures, Inc. ("Spectrum"), a Nevada corporation, was listed on the OTC Bulletin Board (symbol SCMV).

     While pursuing its business plan, conducted a Regulation D - Rule 504 Offering pursuant to an Offering Memorandum dated February 27, 1998, whereby it raised an additional $84,900 from 24 shareholders for an aggregate number of 3,538 shares of Spectrum common stock.

     In September 1998, three key employees were issued an aggregate of 1,397 shares of our common stock in reliance upon an exemption provided by Section 4(2) of the Securities Act of 1933 and are restricted securities.

     In December 1998, 10,458 shares, in aggregate, of Spectrum's common stock were issued to D. F. Mintmire - (Spectrum's Attorney), Neil Rand - (Spectrum's Consultant), and William Custer - (Vendor for Application Software Development, Inc.) in exchange for services and release of personal debt of certain officers and directors of Spectrum.

     In June 1997, 28,333 shares of Spectrum's common stock were issued to Larry
K. Danley and Jacqueline C. Danley, E.H. Frankland Trust, Arthur Hansuld,  Peter
S. Harlee,  Jr., John Roy Gough and Virginia L. Gough, Bill Sheffield and Angela
D. Sheffield, Howard Crosby and Marc Donovan, all shareholders of Commercial Computer Systems, Inc. in connection with Spectrum's acquiring exclusive marketing rights to 5 proprietary software products from Commercial Computer Systems, Inc. ("CCS"), a Florida corporation, an asset purchase for which Spectrum relied upon Regulation D - Rule 504 as an exemption from Registration.

     On February 18, 1999, we merged with Spectrum Ventures, Inc. ("Spectrum"), a Nevada corporation. Pursuant to the Merger, Spectrum shareholders received 713,475 shares of Celexx, Inc.'s common stock. As a consideration to cancel a letter of intent for Spectrum to acquire Commercial Computer Systems, Inc., we issued an additional 200,000 shares of our common stock to Commercial Computer Systems, Inc. Accordingly, the issuance of these securities was exempt from the registration requirements of the act pursuant to Section 4(2) of the Act. Also on February 18, 1999 the founders of Celexx, pursuant to a share exchange agreement with Spectrum, received 4,500,000 common shares as a condition of the merger.

     As a condition of the retirement of related party debt in the amount of $448,640 with Edinburgh Consulting, Inc., a consulting firm owned by Michelle Michalow, a former officer of Celexx 1,733,333 shares were issued. Pursuant to a Consulting Agreement between Celexx and Edinburgh, $133,333 was converted at $.10 per share. The remaining $315,307 was converted at $.78 per share. The issuance of the securities was exempt from registration requirements of the Act pursuant to Section 4(2) of the Act.

     In November 1998, we entered into an agreement with Girmon Investment Co., Limited ("Girmon"), a company which is 33% owned by Moty Herman, a member of our board of directors for corporate finance advisory services for an initial period of 36 months. As consideration for business, advisory and other consulting services performed on behalf of the Company, Girmon received 500,000 shares of our common stock valued at $125,000 or $.25 per share.

     In February 1999, we issued 300,000 shares of common stock to Crabbe Capital for $30,000, for financial advice, consulting services and market strategies provided by Crabbe. The issuance of the securities was exempt from registration requirements of the Act pursuant to Section 4(2) of the Act.

     In March 1999, Celexx conducted an offering of common stock at $1.00 per share pursuant to Rule 504 of Regulation D under the Act. Management sold an aggregate of 860,250 shares of common stock for an aggregate of $860,250. Accordingly, the issuance of securities was exempt from registration requirements of the Act pursuant to Section 4(2) of the Act.

     In May 1999, we signed a merger agreement and took effective control of West Columbia, SC-based Pinneast.com for a combination of cash and stock. In exchange for all of the outstanding stock of Pinneast, an aggregate of 500,000 shares of our common stock were issued to the Pinneast.com shareholders and a cash payment of $100,000 (deferred for one year). The shares of common stock were valued at $1.50 per share. Accordingly, the issuance of these securities was exempt from registration requirements of the Act pursuant to Section 4(2) of the Act.

     On April 7, 2000, we completed a financing agreement with Birch Circle
LLC ("Birch"), a private investor, and raised $3,500,000 through the sale of shares of our Series A Convertible Preferred Stock. Birch is the sole owner of the Series A Convertible Preferred Stock. The Convertible Preferred Shares will pay dividends at the rate of 6% per annum, and the dividend may be paid in cash or our common shares, at our option. If we elect to pay dividends on the Convertible Preferred Shares in common shares, the number of common shares shall be determined by dividing the cash amount of the dividend by the conversion price of the Convertible Preferred Shares. The conversion price means the lower of: (a), the average closing bid price on the day immediately preceding the closing of the transaction or (b), 80 % of the 5-day trading average closing bid price of the common shares prior the date of conversion.

     Our second acquisition, Computer Marketplace, Inc. (CMI) was completed on April 11, 2000., pursuant to an Agreement and Plan of Reorganization for a value of $ 5,000,000. Payment consisted of 1,400,000 shares of our common stock and $2,500,000 in cash. Payment of the cash portion was $1,500,000 at closing and a promissory note for $1 million at 6%, payable in equal installments at the first and second anniversaries. David Burke. Sr. and five (5) other key employees retained their positions in CMI pursuant to 3 year employment contracts and received a total of 200,000 common shares of our stock . CMI, located in Tewksbury, Massachusetts, is a sixteen-year-old network solution and systems design company, founded in 1983. CMI focuses on providing Fortune 1000 companies, government agencies and educational institutions with networking solutions, systems integration, and computer telephony integration.

     Douglas H. Forde was granted 7,000,000 shares of restricted company common stock by the Board of Directors on May 25, 2000, pursuant to an amended five year employment agreement.

         The Company believes that the transaction set forth above was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company intends that all future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment with respect to all additional matters which might come before the annual meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any such matter, which would be presented for action at the meeting.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of stockholders to be held in 2000 must be received by on or before July 7, 2000 in order to be included in the proxy statement and proxy relating to that meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  of CeleXx Corporation

                                  /s/ Doug H. Forde
                                  -----------------
                                  Doug H. Forde
                                  President and Chief Executive Officer

                                  June 21, 2000

                                    IMPORTANT

IF YOU ARE GOING TO VOTE BY MAIL, WE ENCOURAGE YOU TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY CARD. HOWEVER, YOU DO NOT NEED TO MARK ANY BOXES IF YOU WISH TO VOTE ACCORDING TO THE BOARD OF DIRECTORS' RECOMMENDATIONS; JUST SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE GOING TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED FORM. THANK YOU FOR YOUR COOPERATION AND YOUR PROMPT RESPONSE.

                                   APPENDIX A
                               CELEXX CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

         The undersigned shareholder(s) hereby appoints Doug H. Forde, President and CEO of the Corporation with the power of substitution, authorized to represent and to vote the stock of the undersigned at the Annual Meeting of its stockholders to be held on July 8, 2000 and any adjournments thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MARK THIS BOX IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD. [ ]

RECORD DATE SHARES:

            THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR THE PROPOSALS

1.       Election of Directors:    Doug Forde,  David Langle,  Vincent Caminiti,
         Lionel Forde, David Burke, Sr., Moty Hermon and  William Lerner.

     FOR [ ]            WITHHOLD [ ]            FOR EXCEPT [ ]

     To withhold authority to vote for any individual nominee while voting for the remainder, write this nominees name in the space following:

     ---------------------------------------------------------------------------

2.       Appointment   of  Feldman  Sherb  Horowitz & Co.,  P.C., as independent
         accountants.

     [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
     ---------------------------------------------------------------------------

3. Approval to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 100,000,000 and designate 10,000,000 shares of blank check preferred stock.

     [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
     ---------------------------------------------------------------------------

4. Approval to approve a proposal to amend our 1999 Stock Plan to increase the number of shares issuable under the Plan by 4,500,000 shares.

     [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
     --------------------------------------------------------------------------

5. Approval to transact such other business as may properly come before the meeting or any adjournment thereof.

     [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
     ---------------------------------------------------------------------------

                     CONTINUED AND TO BE SIGNED ON REVERSE
6. VOTED on such matters as may properly come before the Meeting of any adjournment thereof.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign as name appears.
Joint owners should each sign.

                                               Dated: ____________________, 2000

                                                     ---------------------------

                                                        Signature of Shareholder

                                                     ---------------------------

                                                     ---------------------------
                                                             Co-owners sign here


WHEN SIGNING AS ATTORNEY,EXECUTOR,ADMINISTRATOR, TRUSTEE OR GUARDIAN,PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION,PLEASE SIGN WITH THE FULL CORPORATION NAME BY DULY AUTHORIZED OFFICER OR OFFICERS.

                                    EXHIBIT B

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               CELEXX CORPORATION

         Pursuant to Chapter 78 of the Nevada Statutes, the undersigned President of CELEXX CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of Nevada (the "Corporation"), does hereby certify:

         FIRST: That pursuant to Written Consents of the Board of Directors and a Majority of the Shareholders of said Corporation dated June 19, 2000, the Board of Directors and Shareholders holding a majority in interests of the outstanding shares of the Corporation approved the amendment to the Corporation's Articles of Incorporation as follows:

         Article 3 of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows:

                                   "ARTICLE 3"
                                     SHARES

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be (i) one hundred million (100,000,000) shares of common stock, par value $.001 per share, and (ii) twenty million (20,000,000) shares of Preferred Stock having a par value of $.001 per share.

         Classes and series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional, voting or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such classes of Common Stock as adopted by the Board of Directors.

         SECOND: The foregoing amendment was adopted by a Written Consent of the Board of Directors and a Majority of the Shareholders of the Corporation dated July _____, 2000, pursuant to Sections 78.315 and 78.320 of the General Corporation Law of Nevada. The number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval

         IN WITNESS WHEREOF, the undersigned, being the President and Secretary of this Corporation, has executed these Articles of Amendment as of June ___, 2000.

                                                     CELEXX CORPORATION

                                                     By:
                                                     Douglas H. Forde, President

                                                     By:
                                                     John Straatsma, Secretary

STATE OF                            )
          --------------------
                                    )SS:
COUNTY OF                           )
          ------------------

         The foregoing instrument was acknowledged before me this ____ day of ________, 2000, by Douglas H. Forde and John Straatsma.




                                  Notary Public

                                                          My Commission Expires: